                                                                   Exhibit 10.23

                        SUPPLEMENT NO. 2 dated as of October 21, 2000, to the
                  PLEDGE AGREEMENT dated as of June 23, 1999, among ANTEON CORPORATION, a Virginia corporation (the "BORROWER"), AZIMUTH TECHNOLOGIES, INC., a Delaware corporation ("AZIMUTH") and each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually a "SUBSIDIARY PLEDGOR" and collectively, the "SUBSIDIARY PLEDGORS"; the Borrower, Azimuth and Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and MELLON BANK, NA., a national banking association ("MELLON"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined in the Credit Agreement referred to below)

      A. Reference is made to (a) the Credit Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the lenders from time to time party thereto (the "LENDERS"), Credit Suisse First Boston, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and issuing bank, Mellon, as Collateral Agent, swingline lender and syndication agent, and Deutsche Bank A.G., as documentation agent, and (b) the Subsidiary Guarantee Agreement dated as of June 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AGREEMENT") among the Subsidiary Pledgors and the Collateral Agent.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Domestic Subsidiary of the Borrower (other than any Inactive Subsidiary) that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Domestic Subsidiary (or ceasing to be an Inactive Subsidiary) if such Domestic Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Domestic Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Domestic Subsidiary (the "NEW PLEDGOR") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

      Accordingly, the Collateral Agent and the New Pledgor agree as follows:

      SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "SUBSIDIARY PLEDGOR" or a "PLEDGOR" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall became effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

      SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

      SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

      SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECITON 8. All communications and notices hereunder shall be in writing and given as provided in Section 16 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it in care of the Borrower.

      SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

      IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

                                      SHERIKON, INC., as a New Pledgor,


                                      by: /s/ Carton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carton B. Crenshaw
                                         Title: Vice President
                                         Address: 14500 Avion Pkwy, Suite 200,
                                         Chantilly, VA 20151

                                      SOUTH TEXAS SHIP REPAIR, INC., as a New
                                      Pledgor,

                                      by: /s/ Carton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carton B. Crenshaw
                                         Title: Vice President
                                         Address: Redfish Bay Terminal, Ocean
                                         Drive at Beasley, Aransas Pass, TX
                                         78336

                                      SHERIKON SPACE SYSTEMS, INC., as a New
                                      Pledgor,

                                      by: /s/ Carton B. Crenshaw
                                         ---------------------------------------
                                         Name: Carton B. Crenshaw
                                         Title: Vice President
                                         Address: 12249 Science Drive, Suite
                                         106, Orlando, FL 32826

                                      MELLON BANK, N.A., as Collateral Agent

                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:

      IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                      SHERIKON, INC., as a New Pledgor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: 14500 Avion Pkwy, Suite 200,
                                         Chantilly, VA 20151


                                      SOUTH TEXAS SHIP REPAIR, INC., as a
                                      New Pledgor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: Redfish Bay Terminal, Ocean
                                         Drive at Beasley, Aransas Pass, TX
                                         78336


                                      SHERIKON SPACE SYSTEMS, INC., as a
                                      New Pledgor,


                                      by:
                                         ---------------------------------------
                                         Name:
                                         Title:
                                         Address: 12249 Science Drive, Suite
                                         106, Orlando, FL 32826


                                      MELLON BANK, N.A., as Collateral Agent,


                                      by: /s/ Leslie A. Grizzard
                                         ---------------------------------------
                                         Name: Leslie A. Grizzard
                                         Title: Vice President

                                                                   Schedule I to
                                                                Supplement No. 2
                                                         to the Pledge Agreement


                      PLEDGED SECURITIES OF THE NEW PLEDGOR

                                EQUITY INTERESTS

---------------------------------------------------------------------------------------------
                         Numbers
                           of                               Number and       Percentage of
      Issuer           Certificate     Registered Owner   Class of Shares       Shares
---------------------------------------------------------------------------------------------
Sherikon, Inc.              9         Anteon Corporation        970               100%
---------------------------------------------------------------------------------------------
Sherikon Space              1         Sherikon, Inc.         10,000               100%
Systems, Inc.
---------------------------------------------------------------------------------------------
Sherikon Texas              1         Sherikon , Inc.         1,000               100%
Ship Repair, Inc.
---------------------------------------------------------------------------------------------


                                DEBT SECURITIES


---------------------------------------------------------------------------------------------
        Issuer             Principal Amount         Date of Note          Maturity Date
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------